Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report on Form 10-Q/A of Stronghold Digital Mining, Inc. (the “Company”) for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory A. Beard, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 13, 2024	By:	/s/ Gregory A. Beard
Gregory A. Beard
Chairman and Chief Executive Officer
(Principal Executive Officer)